UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2009 ROHM AND HAAS COMPANY __________________________________________ (Exact name of registrant as specified in its charter)

Delaware	001-03507	23-1028370
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

100 Independence Mall West
Philadelphia, Pennsylvania		19106
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (215) 592-3000

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          On March 9, 2009, Rohm and Haas Company (the “Company”) announced that it had settled litigation it had initiated against The Dow Chemical Company (“Dow”) on January 26, 2009 relating to Dow’s agreement to acquire the Company pursuant to an Agreement and Plan of Merger, dated as of July 10, 2008 (the “Merger Agreement”) through a merger (the “Merger”). The Delaware Chancery Court has entered a consent order in connection with the settlement.

          In connection with the settlement, on March 9, 2009, the following agreements were entered into:

  a Commitment to Close, between the Company and Dow (the “Commitment to Close”);

  an Investment Agreement between Dow and certain trusts for the benefit of charitable beneficiaries and certain Haas family members (the “Haas Family Trusts”) and Paulson & Co., Inc., on behalf of the several funds and accounts managed by it (“Paulson”) (the “Investment Agreement”); and

  a Second Amendment to the Rights Agreement, dated as of October 26, 2000, and amended as of July 9, 2008, between the Company and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A.) (the “Rights Agreement”)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Commitment to Close

          Under the Commitment to Close, and in accordance with the terms of a Consent Order that the Court of Chancery of the State of Delaware signed and entered on March 9, 2009, Dow agreed to consummate the Merger on or before 3:00 p.m. on April 1, 2009, conditioned only upon (a) the Haas Family Trusts and Paulson complying with their respective obligations under the Investment Agreement and (b) the Company complying in all material respects with any applicable covenants under the Merger Agreement on or after March 9, 2009 through April 1, 2009 (to the extent such covenants by their terms contemplate performance during that period). A copy of the Commitment to Close is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Rights Plan Amendment

          In contemplation of the execution of the Investment Agreement, on March 9, 2009, the Company entered into a Second Amendment (the “Second Amendment”) to the Rights Agreement for the purpose of amending the Rights Agreement to render it inapplicable to the Investment Agreement and the transactions contemplated thereby. In particular, the Second Amendment provides that no person will be deemed to be an Acquiring Person (as defined in the Rights Agreement) and no distribution of rights will occur solely by virtue of the approval, execution, delivery, adoption or performance of the Investment Agreement or the consummation transactions contemplated thereby or the public announcement of any of the forgoing.

          A copy of the Second Amendment is incorporated herein by reference to Exhibit 4.3 to the Amendment No. 2 to the Company’s Registration Statement on Form 8-A filed with the

Securities and Exchange Commission on March 12, 2009. The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

          The disclosure set forth under “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 3.03.

ITEM 8.01 OTHER ITEMS

Consent Order

          On March 9, 2009, at the request of the Company and Dow, the Delaware Chancery Court signed and entered a Consent Order providing that Dow will close the merger no later than April 1, 2009 conditioned only upon (a) the Haas Family Trusts and Paulson complying with their respective obligations under the Investment Agreement and (b) the Company complying in all material respects with any applicable covenants under the Merger Agreement on or after March 9, 2009 through April 1, 2009 (to the extent such covenants by their terms contemplate performance during such period). A copy of the Consent Order is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Investment Agreement

          Under the Investment Agreement, the Haas Family Trusts and Paulson agreed to purchase from Dow immediately after the consummation of the Merger (the “Closing”) 1,500,000 and 1,000,000 shares of the Dow’s Cumulative Perpetual Preferred Stock, Series B, respectively, for aggregate prices of $1.5 billion and $1 billion, respectively. Additionally, the Haas Family Trusts agreed to make an investment in an additional $500 million of Dow’s equity at the time of the Closing, unless the Dow elects not to effect and close such investment. The Dow may make this election at any time up to two business days prior to the Closing.

          The Investment Agreement includes certain representations, warranties, and covenants, and grants to the Haas Family Trusts and Paulson certain shelf, demand and piggyback registration rights in connection with the securities to be sold thereunder. The obligations of the parties to consummate the purchase and sale of securities under the Investment Agreement are also subject to certain customary conditions, including that the Merger shall have been consummated in accordance with the terms of the Merger Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of July 10, 2008, by and among
Rohm and Haas Company, The Dow Chemical Company and Ramses
Acquisition Corp (incorporated by reference to Exhibit 2.1 to the Current
Report on Form 8-K filed by Rohm and Haas Company on July 14, 2008).

4.1	Second Amendment, dated March 9, 2009, to the Rights Agreement, dated as of October 26, 2000, and amended as of July 9, 2008, between Rohm and
Haas Company and Computershare Trust Company, N.A. (formerly known as
EquiServe Trust Company, N.A.) (incorporated by reference to Exhibit 4.3 to
Amendment No. 2 to the Registration Statement on Form 8-A/A filed by
Rohm and Haas Company on March 12, 2009).

10.1	Commitment to Close, dated March 9, 2009, among The Dow Chemical
Company, Ramses Acquisition Corp. and Rohm and Haas Company.

99.1	Delaware Court of Chancery Consent Order in Rohm and Haas Company v.
The Dow Chemical Company and Ramses Acquisition Corp., dated March 9,
2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROHM AND HAAS COMPANY

Dated: March 12, 2009	By:	/s/ Robert A. Lonergan
	Name:	Robert A. Lonergan
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of July 10, 2008, by and among
Rohm and Haas Company, The Dow Chemical Company and Ramses
Acquisition Corp (incorporated by reference to Exhibit 2.1 to the Current
Report on Form 8-K filed by Rohm and Haas Company on July 14, 2008).

4.1	Second Amendment, dated March 9, 2009, to the Rights Agreement, dated as of October 26, 2000, and amended as of July 9, 2008, between Rohm and
Haas Company and Computershare Trust Company, N.A. (formerly known
EquiServe Trust Company, N.A.) (incorporated by reference to Exhibit 4.3
Amendment No. 2 to the Registration Statement on Form 8-A/A filed by
Rohm and Haas Company on March 12, 2009).

10.1	Commitment to Close, dated March 9, 2009, among The Dow Chemical
Company, Ramses Acquisition Corp. and Rohm and Haas Company.

99.1	Delaware Court of Chancery Consent Order re: Rohm and Haas Company v.
The Dow Chemical company and Ramses Acquisition Corp., dated March 9,
2009.